Exhibit 99



                         CARCO Auto Loan Master Trust

                    U.S. AUTO RECEIVABLES COMPANY, Seller
                  CHRYSLER FINANCIAL CORPORATION, Servicer

                             Subject to Revision
                       Term Sheet dated June 16, 1998.

Issuer .................. CARCO Auto Loan Master Trust (the "Trust").

Seller .................. U.S. Auto Receivables Company ("USA" or the
                          "Seller").

Servicer ................ Chrysler Financial Corporation ("CFC" or the
                          "Servicer").

Trustee ................. The Bank of New York (the "Trustee").

Title of Securities ..... $1,000,000,000 Floating Rate Auto Loan Asset Backed
                          Certificates, Series 1998-1 (the "Series 1998-1 Certificates"). The Series 1998-1 Certificates will be issued in two classes (each a "Class"):
                          $500,000,000 aggregate initial principal amount of Class A-1 Certificates, Series 1998-1 (the "Class A-1 Certificates"); and $500,000,000 aggregate initial principal amount of Class A-2 Certificates, Series 1998-1 (the "Class A-2 Certificates").

The Series 1998-1
   Invested Amount ...... The aggregate Series 1998-1 Invested Amount is expected to be $1,000,000,000 on the Series
                          Issuance Date (based on information as of the Series Cut-Off Date) and represents the principal amount of the Series 1998-1 Certificates invested in Receivables as of the Series Issuance Date. The Series 1998-1 Invested Amount will be allocated equally between the Class A-1 Certificates (the "Class A-1 Invested Amount") and the Class A-2 Certificates (the "Class A-2 Invested Amount"). The Invested Amount is subject to decrease to the extent funds are deposited in the Excess Funding Account and, subsequently, to increase to the extent amounts are withdrawn from the Excess Funding Account and paid to the Seller. The Invested Amount is also subject to reduction during the Class A-1 Accumulation Period, the Class A-2 Accumulation Period and any Early Amortization Period and at such other times as deposits are made to the Excess Funding Account in connection with the payment of Receivables. Any such increases or decreases in the aggregate Invested Amount in connection with deposits to or withdrawals from the Excess Funding Account generally will be allocated to the Class A-1 Certificates and the Class A-2 Certificates pro rata based on the Class A-1 Allocation Percentage and the Class A-2 Allocation Percentage, respectively, for the related Collection Period. The Class A-1 Allocation Percentage for any Collection Period is the percentage obtained by dividing the outstanding principal amount of the Class A-1 Certificates as of the last day of the immediately preceding Collection Period (after giving effect to any reduction thereof to occur on the immediately following Distribution Date) by the aggregate outstanding principal amount of all the Series 1998-1 Certificates as of such last day (after giving effect


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                          to any reductions thereof to occur on the
                          immediately following Distribution Date); and the Class A-2 Allocation Percentage for any Collection Period is the percentage obtained by subtracting from 100% the Class A-1 Allocation Percentage. A "Collection Period" is a calendar month.

                          The Trust's assets that are allocated to Series 1998-1 will be allocated in part to the Class A-1 Certificateholders (the "Class A-1 Certificateholders' Interest") and the Class A-2 Certificateholders (the "Class A-2 Certificateholders' Interest"; the Class A-1 Certificateholders' Interest and the Class A-2 Certificateholders' Interest are collectively referred to herein as the "Series 1998-1 Certificateholders' Interest").

Interest ................ Interest on the principal balance of the Class A-1
                          Certificates and the Class A-2 Certificates will accrue at the Class A-1 Certificate Rate and the Class A-2 Certificate Rate, respectively, and will be payable to Series 1998-1 Certificateholders on the fifteenth day of each month (or, if such day is not a business day, on the next succeeding business day) (each, a "Distribution Date"), commencing July 15, 1998. Interest will accrue for the period from and including the most recent Distribution Date to but excluding the next succeeding Distribution Date (each an "Interest Period"), except that the first Interest Period will be the period from and including the Series Issuance Date to but excluding the July 1998 Distribution Date. Interest for any Distribution Date due but not paid on such Distribution Date will be due on the next Distribution Date, together with, to the extent permitted by applicable law, interest on such amount at the applicable Certificate Rate calculated on the basis of the Index. The Class A-1 Certificate Rate and the Class A-2 Certificate Rate for each Interest Period will be determined on the second day that is both a business day and a day on which banking institutions in the City of London, England are not required or authorized by law to be closed preceding the first day of such Interest Period. The Class A-1 Certificate Rate will equal one-month LIBOR (the "Index") for the applicable Interest Period, plus [ ]%, and the Class A-2 Certificate Rate will equal the Index for the applicable Interest Period, plus [ ]%; provided that, if the Class A-1 Certificate Rate or the Class A-2 Certificate Rate for any Distribution Date calculated on the basis of the Index is greater than a rate based primarily on Interest Collections on the Receivables and earnings on certain Trust accounts (the "Assets Receivables Rate"), then the Class A-1 Certificate Rate or the Class A-2 Certificate Rate, as applicable, for such Distribution Date will be the Assets Receivables Rate. If the Class A-1 Certificate Rate or the Class A-2 Certificate Rate for any Distribution Date is based on the Assets Receivables Rate, the excess of (a) the amount of interest on the Class A-1 Certificates or the Class A-2 Certificates, as the case may be, that would have accrued in respect of the related Interest Period had interest been calculated based on the Index, over (b) the amount of interest on the Series 1998-1 Certificates of that Class actually accrued in respect of such Interest Period based on the Assets Receivables Rate (such excess, together with the unpaid portion of any such excess from prior Distribution Dates (and interest accrued thereon

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                          calculated on the basis of the Index), is referred
                          to as a "Carry-over Amount") with respect to such Class of Series 1998-1 Certificates will be paid on such Distribution Date from amounts on deposit in the Yield Supplement Account and, if such amounts are depleted, to the extent funds are allocated and available therefor after making all required distributions and deposits with respect to the Series 1998-1 Certificates, including payments with respect to principal (including payments to the Excess Funding Account), interest on the Series 1998-1 Certificates ("Monthly Interest"), the monthly servicing fee ("the Monthly Servicing Fee"), the Reserve Fund Deposit Amount and the investor default amount ("the Investor Default Amount"). In addition, any Class A-1 Carry-over Amount outstanding on the final payment date with respect to the Class A-1 Certificates (the "Class A-1 Final Payment Date") and any Class A-2 Carry-over Amount outstanding on the final payment date with respect to the Class A-2 Certificates (the "Class A-2 Final Payment Date"), after making the distributions described in the preceding sentence, will be paid on such date from (i) certain amounts on deposit in the Reserve Fund and
                          (ii) certain collections allocable to the Seller on deposit in the Collection Account on such date. Interest will be calculated on the basis of the actual number of days in each Interest Period divided by 360.

Yield Supplement
   Account .............. On the Series Issuance Date, the Seller will deposit $4,000,000 (0.40% of the principal balance of the Series 1998-1 Certificates) in a trust account which will be established by the Seller with the Trustee (the "Yield Supplement Account"). The Yield Supplement Account for any Distribution Date will equal 0.40% of the outstanding principal balance of the Series 1998-1 Certificates for such Distribution Date (after giving effect to any change therein on such Distribution Date). The Yield Supplement Account will be funded, from time to time, by the deposit thereto of certain amounts otherwise distributable to the Seller.

Reserve Fund ............ The "Reserve Fund" will be a trust account established and maintained in the name of the Trustee for the benefit of the Series 1998-1 Certificateholders. On the Series Issuance Date, the Seller will deposit $3,500,000 (0.35% of the principal balance of the Series 1998-1 Certificates) into the Reserve Fund. The "Reserve Fund Required Amount" for any Distribution Date will equal 0.35% of the outstanding principal balance of the Series 1998-1 Certificates for such Distribution Date (after giving effect to any change therein on such Distribution Date). The "Reserve Fund Deposit Amount" is the amount, if any, by which the Reserve Fund Required Amount exceeds the amount on deposit in the Reserve Fund. Funds in the Reserve Fund will be invested in investments that will mature on or prior to the next Distribution Date. Amounts on deposit in the Reserve Fund will be available to pay Monthly Interest, the Monthly Servicing Fee, Investor Default Amounts, on the Class A-1 Final Payment Date, Class A-1 Carry-over Amounts and, on the Class A-2 Final Payment Date, Class A-2 Carry-over Amounts.

Class A-1 Expected
   Payment Date ......... June 15, 2001.

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Class A-2 Expected
   Payment Date ......... June 16, 2003.

Excess Funding Account .. Except as provided below, the Excess Funded Amount
                          (the amount, if any, of the Series 1998-1
                          Certificates not invested in Receivables) will be maintained in the a trust account established with the Trustee (the "Excess Funding Account").

                          Upon (a) the commencement of any Early Amortization Period, (b) the December 2000 Distribution Date and
                          (c) the December 2002 Distribution Date, some or all of funds on deposit in the Excess Funding Account will be distributed to the Series 1998-1 Certificateholders or deposited in the Principal Funding Account.

Class A-1 Accumulation
   Period ............... Unless an Early Amortization Event that is not cured or waived shall have occurred, the Class A-1 Certificates will have a Class A-1 Accumulation Period of one, two, three, four or five month(s) long as described in the following paragraph. During the Class A-1 Accumulation Period, Principal Collections and certain other amounts allocable to the Class A-1 Certificateholders' Interest will be deposited on each Distribution Date in a trust account established for the benefit of the Series 1998-1 Certificateholders (the "Principal Funding Account") and used to make principal distributions to the Class A-1 Certificateholders when due.

                          On the December 2000 Distribution Date and each Distribution Date thereafter that occurs prior to the Class A-1 Accumulation Period Commencement Date, the Servicer shall calculate the Class A-1 Accumulation Period Length. The "Class A-1 Accumulation Period Length" will be calculated on each such date as the lesser of (i) the number of full Collection Periods between such Distribution Date and the Class A-1 Expected Payment Date and
                          (ii) the product, rounded upwards to the nearest integer not greater than five, of (a) one divided by the lowest Monthly Payment Rate on the Receivables during the last 12 months and (b) a fraction, the numerator of which is the sum of (i) the Class A-1 Invested Amount as of such Distribution Date (after giving effect to all changes therein on such date) and (ii) the invested amounts of all other Series (excluding certain Series) currently in their amortization or accumulation periods or expected to be in their amortization or accumulation periods by the Class A-1 Expected Payment Date and the denominator of which is the sum of the Series 1998-1 Invested Amount and the invested amounts as of such Distribution Date (after giving effect to all changes therein on such date) of all other outstanding Series (excluding certain Series) which are expected to be outstanding on the Class A-1 Expected Payment Date. The Class A-1 Accumulation Period Commencement Date (which will be the first day of a Collection Period) will occur when the number of full Collection Periods remaining until the Class A-1 Expected Payment Date first equals the Accumulation Period Length as calculated above. If the Class A-1 Accumulation Period Length is one month, two months, three months, four months or five months in length, the "Class A-1 Accumulation Period Commencement Date" shall be the first day of the May 2001 Collection Period, the April 2001 Collection Period, the March 2001 Collection Period, the February 2001 Collection Period or the January

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                          2001 Collection Period, respectively. In addition,
                          if at any time after the December 2000 Distribution Date, any other outstanding Series (excluding certain Series) shall have entered into a reinvestment period or an early amortization period, the Class A-1 Accumulation Period Commencement Date shall be the earlier of (i) the date that such outstanding Series shall have entered into its reinvestment period or early amortization period and (ii) the Class A-1 Accumulation Period Commencement Date as previously determined.

                          The effect of the calculation described above is to permit the reduction of the length of the Class A-1 Accumulation Period based on the invested amounts of certain other Series which are scheduled to be in their revolving periods during the Class A-1 Accumulation Period and on increases in the principal payment rate, which, if continued, would result in a shorter Class A-1 Accumulation Period.

Class A-2 Accumulation
   Period ............... Unless an Early Amortization Event that is not cured or waived shall have occurred, the Class A-2 will have a Class A-2 Accumulation Period of one, two, three, four or five month(s) long as described in the following paragraph. During the Class A-2 Accumulation Period, Principal Collections and certain other amounts allocable to the Class A-2 Certificateholders' Interest will be deposited each month in the Principal Funding Account and used to make distributions to the Class A-2 Certificateholders when due.

                          On the December 2002 Distribution Date and each Distribution Date thereafter that occurs prior to the Class A-2 Accumulation Period Commencement Date, the Servicer shall calculate the Class A-2 Accumulation Period Length. The "Class A-2 Accumulation Period Length" will be calculated on each such date as the lesser of (i) the number of full Collection Periods between such Distribution Date and the Class A-2 Expected Payment Date and
                          (ii) the product, rounded upwards to the nearest integer not greater than five, of (a) one divided by the lowest Monthly Payment Rate on the Receivables during the last 12 months and (b) a fraction, the numerator of which is the sum of
                          (i) the Class A-2 Invested Amount as of such
                          Distribution Date (after giving effect to all changes therein on such date) and (ii) the invested amounts of all other Series (excluding certain Series) currently in their amortization or accumulation periods or expected to be in their amortization or accumulation periods by the Class A-2 Expected Payment Date and the denominator of which is the sum of such Invested Amount and the invested amounts as of such Distribution Date (after giving effect to all changes therein on such date) of all other outstanding Series (excluding certain Series) which are expected to be outstanding on the Class A-2 Expected Payment Date. The Class A-2 Accumulation Period Commencement Date (which will be the first day of a Collection Period) will occur when the number of full Collection Periods remaining until the Class A-2 Expected Payment Date first equals the Class A-2 Accumulation Period Length as calculated above. If the Class A-2 Accumulation Period Length is one month, two months, three months, four months or five months in length, the "Class A-2 Accumulation Period Commencement Date" shall be the first day of the May 2003 Collection Period, the April 2003 Collection Period, the March 2003 Collection Period, the February 2003 Collection Period or the January 2003

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                          Collection Period, respectively. In addition, if at
                          any time after the December 2002 Distribution Date, any other outstanding Series (excluding certain Series) shall have entered into a reinvestment period or an early amortization period, the Class A-2 Accumulation Period Commencement Date shall be the earlier of (i) the date that such outstanding Series shall have entered into its reinvestment period or early amortization period and (ii) the Class A-2 Accumulation Period Commencement Date as previously determined.

                          The effect of the calculation described above is to permit the reduction of the length of the Class A-2 Accumulation Period based on the invested amounts of certain other Series which are scheduled to be in their revolving periods during the Class A-2 Accumulation Period and on increases in the principal payment rate, which, if continued, would result in a shorter Class A-2 Accumulation Period.

Early Amortization
   Period ............... The Series 1998-1 Certificates will have an Early
                          Amortization Period if an Early Amortization Event occurs. During an Early Amortization Period with respect to Series 1998-1, Principal Collections and certain other amounts allocable to the Series 1998-1 Certificateholders' Interest will be distributed to the Series 1998-1 Certificateholders monthly on each Distribution Date beginning with the Distribution Date following the Collection Period in which such Early Amortization Period commences.

                          The Seller is required to add Receivables to the Trust under certain circumstances. The failure of the Seller to add Receivables when required will result in the occurrence of an Early Amortization Event. However, if no other Early Amortization Event has occurred, the Early Amortization Period resulting from such failure will terminate and the Class A-1 Revolving Period or the Class A-2 Revolving Period, as applicable, will recommence when the Seller would no longer be required to add Receivables to the Trust, so long as the scheduled termination date of such Revolving Period has not occurred.

                          Notwithstanding the foregoing, in the event of the occurrence of certain Early Amortization Events, provided that the scheduled termination date of the Class A-1 Revolving Period or the Class A-2 Revolving Period, as applicable, has not occurred, such Revolving Period may recommence following receipt of (i) written confirmation from each rating agency rating the Series 1998-1 Certificates (each, a "Rating Agency") (other than Moody's) that such Rating Agency's rating of the Series 1998-1 Certificates will not be withdrawn or lowered as a result of such recommencement and (ii) the consent of Series 1998-1 Certificateholders holding Series 1998-1 Certificates evidencing more than 50% of the aggregate unpaid principal amount of the Series 1998-1 Certificates to such recommencement.

Subordination of the
   Seller's Interest .... If the Interest Collections, Investment Proceeds,
                          certain amounts in the Reserve Fund, certain amounts in the Yield Supplement Account and certain other amounts allocable to the Series 1998-1 Certificateholders for any Collection Period are not sufficient to cover the interest payable with respect to the Series 1998-1 Certificates

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                          on the next Distribution Date (plus any overdue
                          interest and interest thereon), the Monthly
                          Servicing Fee for such Distribution Date, any Investor Default Amount for such Distribution Date and certain other amounts, the Available Subordinated Amount will be applied to make up such deficiency. Certain collections allocable to the Seller on deposit in the Collection Account will also be applied to pay any Class A-1 Carry-over Amount on the Class A-1 Final Payment Date and any Class A-2 Carry-over Amount on the Class A-2 Final Payment Date, in each case that is not satisfied by the application of Certificateholder Interest Collections, Investment Proceeds and funds on deposit in the Yield Supplement Account and the Reserve Fund on such date.

                          The "Available Subordinated Amount" for a
                          Determination Date is equal to (a) the lesser of
                          (i) the Available Subordinated Amount for the preceding Determination Date, minus, with certain limitations, the Draw Amount for such preceding Determination Date, minus funds from the Reserve Fund applied to cover any portion of the Investor Default Amount, plus the excess, if any, of the Required Subordinated Amount for such Determination Date over the Required Subordinated Amount for the immediately preceding Determination Date due to an increase in the Subordination Factor, plus the amount of Excess Servicing available to be paid to the Seller and (ii) the product of the fractional equivalent of the Subordinated Percentage and the Invested Amount minus (b) in the case of clause
                          (a)(i), the Incremental Subordinated Amount for such preceding Determination Date, plus (c) the Incremental Subordinated Amount for the current Determination Date, plus (d) the Subordinated Percentage of funds to be withdrawn from the Excess Funding Account on the succeeding Distribution Date and paid to the Seller or allocated to one or more Series; provided, however, (x) that, from and after the commencement of the Class A-1 Accumulation Period until the Class A-1 Certificates are paid in full, (y) from and after the commencement of the Class A-2 Accumulation Period until the Class A-2 Certificates are paid in full and (z) from and after the commencement of any Early Amortization Period that is not terminated as described herein until the payment in full of the Series 1998-1 Certificates, the Available Subordinated Amount shall be calculated based on the Invested Amount or the Class A-2 Invested Amount, as applicable, as of the close of business on the day preceding such Class A-1 Accumulation Period, Class A-2 Accumulation Period or Early Amortization Period, as applicable. The Available Subordinated Amount for the first Determination Date is equal to the Required Subordinated Amount. The "Required Subordinated Amount" shall mean, as of any date of determination, the sum of (a) the product of the initial Subordinated Percentage, as adjusted from time to time other than as a result of an increase therein at the option of the Seller, and the Invested Amount and (b) the Incremental Subordinated Amount.

                          The "Incremental Subordinated Amount" on any
                          Determination Date will equal the result obtained by multiplying (a) a fraction, the numerator of which is the sum of the Invested Amount on the last day of the immediately preceding Collection Period and the Available Subordinated Amount for such Determination Date (calculated without adding the Incremental Subordinated Amount for such

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                          Determination Date as described in clause (c)
                          above), and the denominator of which is the Pool Balance on such last day by (b) the excess, if any, of (x) the sum of the Overconcentration Amount, the Installment Balance Amount and the aggregate amount of Ineligible Receivables on such Determination Date over (y) the aggregate amount of Ineligible Receivables, Receivables in Accounts containing Dealer Overconcentrations and Receivables in Installment Balances, in each case that became Defaulted Receivables during the preceding Collection Period and are not subject to reassignment from the Trust, unless certain insolvency events relating to the Seller or CFC have occurred.

                          The "Subordinated Percentage" will initially equal the percentage equivalent of a fraction, the numerator of which is the Subordination Factor and the denominator of which will be the excess of 100% over the Subordination Factor. The Subordination Factor will initially be 10%, but will be subject to increase to 11% in the event that the rating of CFC's long-term unsecured debt is lowered below BBB- by Standard & Poor's or withdrawn by Standard & Poor's, unless the Seller receives written confirmation from Standard & Poor's that the failure to so increase the Subordination Factor would not result in such Rating Agency lowering or withdrawing its rating of the Series 1998-1 Certificates. The Seller may, in its sole discretion, increase at any time the Available Subordinated Amount for so long as the cumulative amount of such discretionary increases does not exceed the lesser of (i) $11,111,111 or (ii) 1.11% of the Invested Amount on such date. The Seller is not under any obligation to increase the Available Subordinated Amount at any time, except as described herein. If the Available Subordinated Amount were reduced to less than the Required Subordinated Amount, an Early Amortization Event would occur. The Seller could elect to increase the Available Subordinated Amount at the time such an Early Amortization Event would otherwise occur, thus preventing or delaying the occurrence of the Early Amortization Event.

Required Participation
   Percentage ........... "Required Participation Percentage" shall mean, with respect to Series 1998-1, 103%; provided, however, that if the aggregate amount of Principal Receivables due from any Dealer or group of affiliated Dealers at the close of business on the last day of any Collection Period with respect to which such determination is being made is greater than 1.5% of the Pool Balance on such last day, the Required Participation Percentage shall mean, as of such last day and with respect to such Collection Period and the immediately following Collection Period only, 104%; provided, further, that the Seller may, upon ten days' prior notice to the Trustee and the Rating Agencies reduce the Required Participation Percentage to not less than 100%, so long as the Rating Agencies shall not have notified the Seller or the Servicer that any such reduction will result in a reduction or withdrawal of the rating of the Series 1998-1 Certificates or any other outstanding Series or Class of Certificates.

Other Series Issuances .. As of the date hereof, nine other Series issued by the Trust are outstanding.

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Allocations ............. Interest Collections, Principal Collections and
                          Defaulted Receivables allocated to Series 1998-1 will be further allocated between the Series 1998-1 Certificateholders' Interest and the Seller's Interest as described below.

                          Interest Collections and Defaulted Receivables allocated to Series 1998-1 will be allocated at all times to the Series 1998-1 Certificateholders' Interest based on the Floating Allocation Percentage applicable during the related Collection Period. The Floating Allocation Percentage for any Collection Period is the percentage obtained by dividing the Invested Amount on the last day of the immediately preceding Collection Period by the product of (x) the Pool Balance on the last day of the immediately preceding Collection Period and (y) the Series Allocation Percentage for the Collection Period in respect of which the Floating Allocation Percentage is being calculated. Principal Collections allocated to Series 1998-1 will be allocated to the Series 1998-1 Certificateholders' Interest based on the Floating Allocation Percentage during any period (a "Nonprincipal Period") that is not the Class A-1 Accumulation Period, the Class A-2 Accumulation Period or an Early Amortization Period and based on the Principal Allocation Percentage during the Class A-1 Accumulation Period, the Class A-2 Accumulation Period and any Early Amortization Period. "Principal Allocation Percentage" for any Collection Period generally means the percentage equivalent (which shall never exceed 100%) of a fraction, the numerator of which is the sum of (x) the Class A-1 Invested Amount as of the last day of the Class A-1 Revolving Period, if such last day has occurred or, if such last day has not occurred, as of the last day of the immediately preceding Collection Period or, after the Class A-1 Certificates have been paid in full, zero and (y) the Class A-2 Invested Amount as of the last day of the Class A-2 Revolving Period, if such last day has occurred or, if such last day has not occurred, as of the last day of the immediately preceding Collection Period and the denominator of which is the product of (x) the Pool Balance as of such last day and (y) the Series Allocation Percentage for the Collection Period in respect of which the Principal Allocation Percentage is being calculated.

Excess Principal
   Collections .......... Principal Collections otherwise allocable to other
                          Series, to the extent such collections are not needed to make payments to or deposits for the benefit of the Certificateholders of such other Series, will be applied to cover principal payments due to or for the benefit of the holders of the Series 1998-1 Certificates and of other Series of Certificates entitled thereto.

Registration of Series
   1998-1 Certificates .. The Series 1998-1 Certificates will initially be represented by one or more Certificates registered in the name of Cede & Co., as the nominee of The Depository Trust Company ("DTC"). No person acquiring an interest in the Series 1998-1 Certificates will be entitled to receive a definitive certificate representing such person's interest except under certain limited circumstances. Series 1998-1 Certificateholders may hold their Series 1998-1 Certificates through DTC (in the United States) or through CEDEL, societe anonyme or the Euroclear System (in Europe).

Servicing Fee Rate ...... 1.0% or, if the Monthly Servicing Fee has been waived, 0% for the Distribution Date in respect of which the Monthly Servicing Fee has been waived.

Optional Repurchase ..... The Class A-1 Certificateholders' Interest will be subject to optional repurchase by CFC on any Distribution Date after the Class A-1 Invested Amount is reduced to an amount less than or equal to $50,000,000 (10% of the initial outstanding principal amount of the Class A-1 Certificates); and the Class A-2 Certificateholders' Interest will be subject to optional repurchase by CFC on any Distribution Date after the Class A-2 Invested Amount is reduced to an amount less than or equal to $50,000,000 (10% of the initial outstanding principal amount of the Class A-2 Certificates). The purchase price will equal the sum of (i) the Invested Amount of the Class of Certificates to be repurchased on the Determination Date preceding the Distribution Date on which the purchase is scheduled to be made, (ii) accrued and unpaid interest on that Class of Series 1998-1 Certificates at the applicable Certificate Rate (together with interest on overdue interest) and
                          (iii) any outstanding Carry-over Amount with respect to such Class of Series 1998-1 Certificates.

Class A-1 Termination
   Date ................. June 16, 2003.

Class A-2 Termination
   Date ................. June 15, 2005.

ERISA Considerations .... Series 1998-1 Certificates may be eligible for purchase by employee benefit plans.

Certificate Ratings ..... It is a condition to the issuance of the Series
                          1998-1 Certificates that they be rated in the highest long-term rating category by at least one nationally recognized rating agency. A security rating is not a recommendation to buy, sell or hold securities and is subject to revision or withdrawal in the future by the assigning rating agency. The rating of the Certificates does not address the likelihood of payment of any Carry-over Amount.

Series Issuance Date .... July 1, 1998.

Series Cut-Off Date ..... May 31, 1998.

                    THE DEALER FLOORPLAN FINANCING BUSINESS

      The Receivables sold to the Trust by the Seller pursuant to a Pooling and Servicing Agreement among USA, CFC and the Trustee (the "Pooling and Servicing Agreement") were or will be selected from extensions of credit and advances made by Chrysler Corporation ("Chrysler") and CFC, directly or as successor to Chrysler Credit Corporation ("CCC"), to approximately 3,200 domestic motor vehicle dealers to finance their automobile and light duty truck inventory. CFC, directly or as successor to CCC, financed 56.1% of the total number of all Chrysler franchised dealers as of March 31, 1998. Furthermore, CFC, directly or as successor to CCC, has extended credit lines to 1,175 Chrysler-franchised dealers that also operate non-Chrysler franchises (representing approximately 41.3% of the aggregate credit lines of dealers in the U.S. Wholesale Portfolio as of March 31, 1998) and 443 non-Chrysler dealers (representing approximately 15.3% of such aggregate credit lines). As of March 31, 1998, the balance of Principal Receivables in the accounts of dealers serviced by CFC (the "U.S. Wholesale Portfolio") was approximately $10.2 billion. CFC currently services the U.S. Wholesale Portfolio through its Southfield Support office and through a network of 25 zone offices located throughout the United States.

      As of March 31, 1998, the average credit lines per dealer in the U.S. Wholesale Portfolio for new and used vehicles (which includes Auction Vehicles) were $2.91 million and $0.44 million, respectively, and the average balance of principal receivables per dealer was $3.13 million. As of March 31, 1998, the aggregate total receivables balance as a percentage of the aggregate total credit line was approximately 93.6%.

      The following table sets forth the percentages of dealer account balances by year of credit line origination for the U.S. Wholesale Portfolio.

                        Portfolio Percentages by Year
                          of Credit Line Origination
                             As of March 31, 1998

                                                  Prior to
1998    1997   1996   1995   1994   1993   1992     1992
----    ----   ----   ----   ----   ----   ----   --------
1.63%   8.47%  5.65%  7.93%  4.43%  7.27%  6.57%    58.05%

      As of March 31, 1998, the weighted average spread over the Prime Rate charged to dealers in the U.S. Wholesale Portfolio was approximately 0.86%.

      Used Vehicles (which excludes Auction Vehicles) represented approximately 3.58% of the aggregate principal amount of receivables in the U.S. Wholesale Portfolio as of March 31, 1998. As of March 31, 1998, Used Vehicles represented approximately 3.62% of the aggregate principal amount of Receivables in the Trust (including Excluded Receivables).

      The following table provides the percentage of dealers in the U.S. Wholesale Portfolio that were subject to finance hold.

                           Finance Hold Experience
                              As of December 31,

                     1997   1996   1995   1994   1993   1992   1991   1990   1989
                     ----   ----   ----   ----   ----   ----   ----   ----   ----
Percentage
of Dealers  ......   2.1%   1.1%   1.8%   1.6%   3.2%   6.8%   9.4%   6.8%   4.6%

      The following table provides the number and percentage of dealers in Dealer Trouble Status in the U.S. Wholesale Portfolio.

                          Dealer Trouble Experience
                              As of December 31,

                              1997   1996   1995   1994   1993   1992   1991   1990   1989
                              ----   ----   ----   ----   ----   ----   ----   ----   ----
Number of Dealers  ........    24     20      6     12     21     56    100    129    106
Percentage of Dealers  ....   0.7%   0.6%   0.2%   0.3%   0.6%   1.8%   3.1%   4.2%   3.5%

                                 THE ACCOUNTS

      As of March 31, 1998, with respect to the Accounts in the Trust: (a) there were 2,890 Accounts and the Principal Receivables balance was approximately $8.8 billion; (b) the average credit lines per Dealer for new and used vehicles (which include Auction Vehicles) were approximately $2.72 million and $0.44 million, respectively, and the average balance of Principal Receivables per Dealer was approximately $3.04 million; and (c) the aggregate total Receivables balance as a percentage of the aggregate total credit line was approximately 96.0%. Unless otherwise indicated, the statistics included in this paragraph, in the table below and under " -- Geographic Distribution" with respect to the Accounts and the Receivables in the Trust give effect to approximately $18.6 million of principal receivables balances with respect to certain Dealers (the "Excluded Receivables" and the "Excluded Dealers", respectively) that are in voluntary or involuntary bankruptcy proceedings or voluntary or involuntary liquidation or that, subject to certain limitations, are being voluntarily removed by the Seller (or the Servicer on its behalf) from the Trust. A portion of such principal receivables was created after such Dealers entered into such status or were designated by the Seller (or the Servicer on its behalf) for removal from the Trust and, as a result thereof, are owned by CFC and not the Trust. Principal receivables balances created prior to such Dealers entering into such status or being designated for removal from the Trust are included in the Principal Receivables balance.

      The following table sets forth the percentages of dealer account balances by year of credit line origination for the accounts in the Trust.

                        Portfolio Percentages by Year
                          of Credit Line Origination
                             As of March 31, 1998

                                                 Prior to
1998   1997   1996   1995   1994   1993   1992     1992
----   ----   ----   ----   ----   ----   ----   --------
0.00%  1.20%  6.12%  6.90%  5.11%  8.17%  7.53%    64.98%

      As of March 31, 1998, the weighted average spread over the Prime Rate charged to Dealers was approximately 0.87%.

Loss Experience

      The following tables set forth the average Principal Receivables balance and loss experience for each of the periods shown on the U.S. Wholesale Portfolio. Because the eligible Accounts in the Trust (the "Eligible Accounts") will be only a portion of the entire U.S. Wholesale Portfolio, actual loss experience with respect to the Eligible Accounts may be different. There can be no assurance that the loss experience for the Receivables in the future will be similar to the historical experience set forth below with respect to the U.S. Wholesale Portfolio. In addition, the historical experience set forth below reflects the repurchase provision of new vehicles in the dealer agreements between Chrysler and the Chrysler-franchised dealers. If Chrysler is not able to repurchase the new vehicles under such provision, the loss experience in respect of the U.S. Wholesale Portfolio may be adversely affected.

               Loss Experience for the U.S. Wholesale Portfolio

                          Three
                          Months
                          Ended
                        March 31,                                    Year Ended December 31,
                      --------------     -------------------------------------------------------------------------------
                      1998      1997     1997     1996      1995      1994      1993     1992     1991     1990     1989
                      ----      ----     ----     ----      ----      ----      ----     ----     ----     ----     ----
                                                        (Dollars in millions)
Average
  Principal
  Receivables
  Balance(1)  ....   $ 9,530   $9,720   $8,877   $ 8,825   $ 8,256   $ 6,754   $6,271   $5,344   $4,826   $4,726   $4,933
Net Losses
  (Recoveries)(2)    $    (0)  $    1   $    4   $    (0)  $    (1)  $    (1)  $   12   $   26   $   36   $   23   $   13
Net Losses
  (Recoveries)/
  Liquidations  ..    (0.000)%  0.005%   0.007%   (0.000)%  (0.002)%  (0.003)%  0.035%   0.098%   0.163%   0.117%   0.060%
Net Losses
  (Recoveries)/
  Average
  Principal
  Receivables
  Balance(3)  ....     (0.00)%   0.03%    0.04%    (0.00)%   (0.01)%   (0.01)%   0.19%    0.49%    0.75%    0.49%    0.26%
                                                     Year Ended December 31,
                      --------------------------------------------------------------------------------------
                      1988     1987     1986     1985     1984      1983     1982     1981     1980     1979
                      ----     ----     ----     ----     ----      ----     ----     ----     ----     ----
                                                      (Dollars in millions)
Average Principal
  Receivables
  Balance(1)  ....   $4,129   $3,787   $2,991   $2,532   $ 2,098   $1,461   $1,451   $1,390   $1,622   $1,837
Net Losses
  (Recoveries)(2)    $    3   $    2   $    3   $    1   $    (2)  $    2   $   14   $   12   $   18   $   11
Net Losses
  (Recoveries)/
  Liquidations  ..    0.015%   0.015%   0.023%   0.004%   (0.019)%  0.023%   0.239%   0.225%   0.338%   0.163%
Net Losses
  (Recoveries)/
  Average
  Principal
  Receivables
  Balance(3)  ....     0.07%    0.06%    0.10%    0.02%    (0.09)%   0.12%    0.95%    0.85%    1.12%    0.58%

----------------
(1) Average Principal Receivables Balance is the average of the month-end principal balances for the thirteen months ending on the last day of the period, except for the three months ended March 31, 1998 and 1997 which are based on a four-month average.

(2) Net losses in any period are gross losses less recoveries for such period.

(3) Percentages for the three months ended March 31, 1998 and 1997 are expressed on an annualized basis.

Aging Experience

      The following table provides the age distribution of vehicle inventory for all dealers in the U.S. Wholesale Portfolio, as a percentage of total principal outstanding at the date indicated. Because the Eligible Accounts will only be a portion of the entire U.S. Wholesale Portfolio, actual age distribution with respect to the Eligible Accounts may be different.

               Age Distribution for the U.S. Wholesale Portfolio

                        As of                                            As of
                      March 31,                                      December 31,
                     -----------   ---------------------------------------------------------------------------------
       Days          1998   1997   1997   1996   1995   1994   1993   1992   1991   1990   1989   1988   1987   1986
       ----          ----   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
1-120  ...........   76.0%  74.2%  80.1%  80.4%  82.2%  82.5%  82.4%  77.2%  75.9%  72.2%  71.3%  78.8%  73.0%  81.5%
121-180  .........   12.1   13.0   10.8   10.0    9.3   10.1    9.6   13.8   12.9   13.7   14.5   11.0   13.9    9.2
181-270  .........    8.4    8.9    4.2    5.0    3.8    4.0    4.6    4.8    4.8    7.1    6.4    4.7    6.8    4.4
Over 270  ........    3.5    3.9    4.9    4.6    4.7    3.4    3.4    4.2    6.4    7.0    7.8    5.5    6.3    4.9

Geographic Distribution

      The following table provides the geographic distribution of the vehicle inventory for all dealers in the Trust on the basis of receivables outstanding and the number of dealers generating such portfolio.

                Geographic Distribution of Accounts in the Trust
                              As of March 31, 1998

                                                                      Percentage
                                         Percentage of     Total          of
                        Receivables       Receivables      Number     Number of
                        Outstanding       Outstanding        of        Dealers
                            (2)             (2)(4)       Dealers(3)     (3)(4)
                        -----------      -------------   ----------   ----------
California  ......   $  792,137,850.89        9.03%          197          6.82%
Texas  ...........      652,844,592.22        7.44           185          6.40
New York  ........      616,778,507.51        7.03           195          6.75
New Jersey  ......      528,805,212.70        6.03           128          4.43
Michigan  ........      485,343,700.93        5.53           126          4.36
Illinois  ........      480,334,218.31        5.47           144          4.98
Other(1)  ........    5,218,595,125.07       59.47         1,915         66.26
                     -----------------      ------         -----        ------
Total  ...........   $8,774,839,207.63      100.00%        2,890        100.00%
                     =================      ======         =====        ======

----------------
(1) No other state includes more than 5% of the outstanding Receivables.

(2) Includes Excluded Receivables.

(3) Includes Excluded Dealers.

(4) May not add to 100.0% due to rounding.


                 MATURITY AND PRINCIPAL PAYMENT CONSIDERATIONS

      Principal with respect to the Series 1998-1 Certificates will be payable if an Early Amortization Period that is not terminated has commenced. Full amortization of the Class A-1 Certificates by the June 2001 Distribution Date (the "Class A-1 Expected Payment Date") and of the Class A-2 Certificates by the June 2003 Distribution Date (the "Class A-2 Expected Payment Date") depends on, among other things, repayment by Dealers of the Receivables and may not occur if Dealer payments are insufficient therefor. Because the Receivables generally are paid upon retail sale of the underlying Vehicle, the timing of such payments is uncertain. In addition, there is no assurance that CFC will generate additional Receivables under the Accounts or that any particular pattern of Dealer payments will occur. In addition, the shorter the Class A-1 Accumulation Period Length or the Class A-2 Accumulation Period Length the greater the likelihood that payment of the Class A-1 Certificates in full by the Class A-1

Expected Payment Date or the Class A-2 Certificates in full by the Class A-2 Expected Payment Date, as applicable, will be dependent on the reallocation of Principal Collections which are initially allocated to other outstanding Series. If one or more other Series from which Principal Collections are expected to be available to be reallocated to the payment of the Class A-1 Certificates enters into an early amortization period or reinvestment period after the December 2000 Distribution Date, Principal Collections allocated to such Series generally will not be available to be reallocated to make payments of principal of the Class A-1 Certificates and the final payment of principal of the Class A-1 Certificates may be later than the Class A-1 Expected Payment Date. If one or more other Series from which Principal Collections are expected to be available to be reallocated to the payment of the Class A-2 Certificates enters into an early amortization period or reinvestment period after the December 2002 Distribution Date, Principal Collections allocated to such Series generally will not be available to be reallocated to make payments of principal of the Class A-2 Certificates and the final payment of principal of the Class A-2 Certificates may be later than the Class A-2 Expected Payment Date.

      Because an Early Amortization Event with respect to the Series 1998-1 Certificates may occur which would initiate an Early Amortization Period, the final distribution of principal on the Class A-1 Certificates may be made prior to the scheduled termination of the Class A-1 Revolving Period or prior to the Class A-1 Expected Payment Date and the final distribution of principal on the Class A-2 Certificates may be made prior to the scheduled termination of the Class A-2 Revolving Period or prior to the Class A-2 Expected Payment Date.

      The amount of new Receivables generated in any month and monthly payment rates on the Receivables may vary because of seasonal variations in Vehicle sales and inventory levels, retail incentive programs provided by Vehicle manufacturers and various economic factors affecting Vehicle sales generally. The following table sets forth the highest and lowest monthly payment rates for the U.S. Wholesale Portfolio during any month in the periods shown and the average of the monthly payment rates for all months during the periods shown, in each case calculated as the percentage equivalent of a fraction, the numerator of which is the aggregate of all collections of principal during the period and the denominator of which is the average aggregate principal balance for such period. Monthly payment rates reflected in the table include principal credit adjustments. The monthly payment rates presented for 1979 through 1985 are calculated using quarterly data while monthly payment rates for 1986 through March of 1998 reflect actual monthly data. There can be no assurance that the rate of Principal Collections will be similar to the historical experience set forth below. Because the Eligible Accounts will be only a portion of the entire U.S. Wholesale Portfolio, historical monthly payment rates with respect to the Eligible Accounts may be different than those shown below.

             Monthly Payment Rates for the U.S. Wholesale Portfolio

                       Three
                       Months
                       Ended
                      March 31,                      Year Ended December 31,
                     -----------   ------------------------------------------------------------
                     1998   1997   1997   1996   1995   1994   1993   1992   1991   1990   1989
                     ----   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
Highest Month  ...   47.0%  44.5%  57.7%  58.3%  59.1%  59.7%  54.7%  50.6%  49.0%  42.1%  41.5%
Lowest Month  ....   42.5   41.1   41.1   43.2   36.5   34.2   35.9   34.4   30.2   25.3   29.5
Average of the
  Months in the
  Period  ........   44.2   43.3   48.2   49.0   45.6   50.3   46.6   41.3   38.4   35.7   35.6
                                           Year Ended December 31,
                     -------------------------------------------------------------------
                     1988   1987   1986   1985   1984   1983   1982   1981   1980   1979
                     ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
Highest Month  ...   48.7%  40.3%  56.7%  45.9%  43.7%  45.9%  35.5%  34.3%  28.9%  36.5%
Lowest Month  ....   29.5   26.8   27.7   35.8   35.7   37.7   29.0   27.4   26.7   26.0
Average of the
  Months in the
  Period  ........   41.2   34.2   37.7   40.1   39.9   42.2   32.9   32.2   28.1   30.0